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                                                AMENDMENT NO. 2 TO
                              AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                                        OF
                                         AMERICAN CENTURY INVESTMENT TRUST


         THIS  AMENDMENT NO. 2 TO AMENDED AND RESTATED  AGREEMENT AND  DECLARATION  OF TRUST is made as of the 20th day of April, 2005.

         WHEREAS,  the  Board of  Trustees  have  executed  an  amendment  and  restatement  to the  Agreement  and
Declaration of Trust dated March 26, 2004, amended June 14, 2004;

         WHEREAS,  the Trustees have  determined  that it is in the best interests of American  Century  Investment
Trust (the "Trust") to add a new series titled Inflation Protection Bond Fund ("New Series"), and

         WHEREAS,  pursuant to Article VIII,  Section 8 of the Declaration of Trust, the Trustees wish to amend the
Declaration of Trust to reflect the addition of the New Series.

         NOW, THEREFORE, the Declaration of Trust is hereby amended, by deleting the text of Schedule A thereof in its entirety and inserting in lieu thereof the attached Schedule A.

         IN WITNESS WHEREOF, the Trustees do hereto set their hands as of the date written above.




/s/ Albert A. Eisenstate                                     /s/ Ronald J. Gilson
Albert A. Eisenstat                                          Ronald J. Gilson



/s/ Kathryn A. Hall                                          /s/ William M. Lyons
Kathryn A. Hall                                              William M. Lyons



/s/ John B. Shoven                                           /s/ Jeanne D. Wohlers
John B. Shoven                                               Jeanne D. Wohlers



/s/ Antonio Canova                                           /s/ John Freidenrich
Antonio Canova                                               John Freidenrich



/s/ Myron S. Scholes                                         /s/ Kenneth E. Scott
Myron S. Scholes                                             Kenneth E. Scott


                                                    Schedule A
                                         American Century Investment Trust

Pursuant to Article III,  Section 6, the Trustees hereby  establish and designate the following Series as Series of the Trust (and the Classes thereof) with the relative rights and preferences as described in Section 6:
         Series                                                    Class                Date of Establishment

         Prime Money Market Fund                     Investor Class                     06/13/1993
                                                              Advisor Class             06/01/1998
                                                              A Class                   05/08/2002
                                                              B Class                   05/08/2002
                                                              C Class                   05/01/2001
                                                              C Class II                05/08/2002

         Diversified Bond Fund                       Investor                           08/01/2001
                                                              Advisor                   08/01/2001
                                                              Institutional             08/01/2001
                                                              A Class                   05/08/2002
                                                              B Class                   05/08/2002
                                                              C Class                   05/08/2002
                                                              C Class II                05/08/2002

         Premium Money Market Fund                  Investor                            08/01/2001

         High-Yield Fund                             Investor                           05/08/2002
                                                              Advisor                   05/08/2002
                                                              Institutional             06/14/2004
                                                              A Class                   05/08/2002
                                                              B Class                   05/08/2002
                                                              C Class                   05/08/2002
                                                              C Class II                05/08/2002

         Inflation Protection Bond Fund              Investor                           05/01/2005
                                                              Institutional             05/01/2005
                                                              A Class                   05/01/2005
                                                              B Class                   05/01/2005
                                                              C Class                   05/01/2005
                                                              R Class                   05/01/2005



This Schedule A shall supersede any previously adopted Schedule A to the Declaration of Trust.

                                                AMENDMENT NO. 3 TO
                              AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                                        OF
                                         AMERICAN CENTURY INVESTMENT TRUST


         THIS  AMENDMENT NO. 3 TO AMENDED AND RESTATED  AGREEMENT AND  DECLARATION  OF TRUST is made as of the 30th day of June, 2005.

         WHEREAS,  the  Board of  Trustees  have  executed  an  amendment  and  restatement  to the  Agreement  and
Declaration of Trust dated March 26, 2004, amended June 14, 2004 and May 1, 2005;

         WHEREAS,  the  Trustees  have  determined  that it is in the best  interests  of the Trust to create a new class to the Diversified Bond Fund Series and the High-Yield Fund Series, known as the R Class; and

         WHEREAS,  pursuant to Article VIII,  Section 8 of the Declaration of Trust, the Trustees wish to amend the
Declaration of Trust to reflect the addition of the New Series.

         NOW, THEREFORE, the Declaration of Trust is hereby amended, by deleting the text of Schedule A thereof in its entirety and inserting in lieu thereof the attached Schedule A.

         IN WITNESS WHEREOF, the Trustees do hereto set their hands as of the date written above.




/s/ Kenneth E. Scott                                         /s/ Ronald J. Gilson
Kenneth E. Scott                                             Ronald J. Gilson



/s/ Kathryn A. Hall                                          /s/ William M. Lyons
Kathryn A. Hall                                              William M. Lyons



/s/ John B. Shoven                                           /s/ Jeanne D. Wohlers
John B. Shoven                                               Jeanne D. Wohlers



/s/ Antonio Canova                                           /s/ John Freidenrich
Antonio Canova                                               John Freidenrich



/s/ Myron S. Scholes
Myron S. Scholes


                                                    Schedule A
                                         American Century Investment Trust

Pursuant to Article III,  Section 6, the Trustees hereby  establish and designate the following Series as Series of the Trust (and the Classes thereof) with the relative rights and preferences as described in Section 6:
         Series                                                    Class                Date of Establishment

         Prime Money Market Fund                     Investor Class                     06/13/1993
                                                              Advisor Class             06/01/1998
                                                              A Class                   05/08/2002
                                                              B Class                   05/08/2002
                                                              C Class                   05/01/2001
                                                              C Class II                05/08/2002

         Diversified Bond Fund                       Investor                           08/01/2001
                                                              Advisor                   08/01/2001
                                                              Institutional             08/01/2001
                                                              A Class                   05/08/2002
                                                              B Class                   05/08/2002
                                                              C Class                   05/08/2002
                                                              C Class II                05/08/2002
                                                              R Class                   06/30/2005

         Premium Money Market Fund                   Investor                           08/01/2001

         High-Yield Fund                             Investor                           05/08/2002
                                                              Advisor                   05/08/2002
                                                              Institutional             06/14/2004
                                                              A Class                   05/08/2002
                                                              B Class                   05/08/2002
                                                              C Class                   05/08/2002
                                                              C Class II                05/08/2002
                                                              R Class                   06/30/2005

         Inflation Protection Bond Fund              Investor                           05/01/2005
                                                              Institutional             05/01/2005
                                                              A Class                   05/01/2005
                                                              B Class                   05/01/2005
                                                              C Class                   05/01/2005
                                                              R Class                   05/01/2005



This Schedule A shall supersede any previously adopted Schedule A to the Declaration of Trust.
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